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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Protagonist Therapeutics, Inc. of our report dated March 7, 2018 relating to the financial statements, which appears in Protagonist Therapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2017. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
San Jose, California
September 6, 2018

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM